Rule 497(e)
1940 Act File No. 811-07831
1933 Act Reg. No. 333-12745

FMI Funds, Inc.

September 19, 2008

Supplement to the Statement of Additional Information dated January 31, 2008

FMI Large Cap Fund

        This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information and Prospectus.

Change in Non-Fundamental Investment Restriction

        The Fund is changing its non-fundamental investment restriction related to the purchase of securities of other investment companies to allow the Fund to invest in money market funds in excess of the limitations provided in Section 12(d) of the Investment Company Act of 1940. The non-fundamental investment restriction is hereby revised to read in its entirety as follows:

“The Large Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Large Cap Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Large Cap Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Act, including the requirement that the Large Cap Fund not pay any sales charge or service fee in connection with such investment.”

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The date of this Supplement is September 19, 2008.

Please retain this Supplement for future reference.